BY-LAWS
                                       of
                         OPTICAL CORPORATION OF AMERICA

                                    ARTICLE I

                                  Stockholders

               1. Annual Meeting - The Board of Directors, the Chairman or the President shall determine the date, hour, place and manner of conducting the Annual Meeting, provided that such meeting be scheduled to occur within six months after the end of the fiscal year of the Corporation. The purposes for which an annual meeting is to be held, in addition to those prescribed by law, the Articles of Organization, or these By-Laws, may be specified by the Board of Directors, by the Chairman or by the President. If no such date for the Annual Meeting is established or said Meeting has not been held on the date determined, a special meeting may be held in place thereof with all the force and effect of an annual meeting.
               2. Special Meetings - Special meetings of the stockholders may be called by the Board of Directors, by the Chairman or by the President. Upon the written application of one or more stockholders who hold at least ten percent (10%) of the capital stock entitled to vote at a meeting, special meetings shall be called by the Clerk, or in case of the death, absence, incapacity, or refusal of the Clerk, by any other officer of the Corporation.
               3. Place of Meetings - All meetings of the stockholders shall be held at the principal office of the Corporation unless a different place (within the United States) is fixed by the Board of Directors, by the Chairman or by the President and stated in the notice of the meeting.
               4. Notice of Meetings - A written notice of every meeting, annual and special, of the stockholders, stating the date, hour and place thereof, and the purposes for which the meeting is to be held, shall be given by the Clerk, or by an Assistant Clerk, Secretary, or an Assistant Secretary, if there is one, or by the person calling the meeting, at least seven days before the meeting, to each stockholder entitled to vote thereat and to each stockholder, who by law, the Articles of Organization, or these By-laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business or by mailing it postage prepaid and addressed to such stockholder at his address as it appears upon the records of the Corporation. Notice need not be given to a stockholder if a written waiver of notice, executed before or after the meeting by such stockholder or by his attorney thereunto authorized, is filed with the records of the meeting.
               5. Quorum - The holders of a majority in interest of all stock issued, outstanding, and entitled to vote shall be required to constitute a quorum for the transaction of business at all meetings of the stockholders. Stock owned directly or indirectly by the Corporation, if any, shall not be deemed outstanding for this purpose. In the absence of a quorum, any meeting



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


maybe adjourned from time to time, and the meeting may be held as adjourned without further notice.
               6. Voting and Proxies - Stockholders entitled to vote shall have one vote for each share of stock entitled to vote and a proportionate vote for each fractional share entitled to vote held by them of record according to the records of the Corporation, unless otherwise provided by law or by the Articles of Organization. Stockholders entitled to vote may vote either in person or by written proxy which need not be sealed or attested. Proxies shall be filed with the Clerk of the meeting, or of any adjournment thereof, before being voted. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at any adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.
               No proxy dated more than six months before the meeting named therein shall be valid, and no proxy shall be valid after the final adjournment of such meeting; provided however that if a proxy is coupled with an interest sufficient in law to support an irrevocable power, including without limitation, an interest in the shares or in the Corporation generally, it may be made irrevocable if it so provides. Such an irrevocable proxy need not specify the meeting to which it applies and it shall be valid and enforceable until the interest terminates, or for such shorter period as the proxy specifies.
               7. Action at Meeting - When a quorum is present at any meeting of the stockholders, a majority of the stock present or represented and voting on a matter, except where a larger vote is required by law, the Articles of Organization, or these By-laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. Except where acting in a fiduciary capacity, the Corporation shall not directly or indirectly vote any share of its own stock. No stock shall be voted if any installment of the subscription therefor has been duly demanded by the Corporation and is overdue and unpaid.
               8. Action Without Meeting - Any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by a writing filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at a meeting.



                                   ARTICLE II

                             The Board of Directors

               1. Powers - The business of the Corporation shall be managed by a Board of Directors who may exercise all the powers of the Corporation, except as otherwise provided by law, the Articles of Organization, or these By-laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.
               2. Membership and Election - The Board of Directors shall consist of at least three members; except that whenever there shall be less than three stockholders, it may consist of as few members as there are stockholders. The exact number shall be determined at each annual meeting of the stockholders (subject to change as provided in this Article II). At each annual meeting of the stockholders, the Directors shall be elected by such stockholders as have the right to vote for the election of Directors. No Director need be a stockholder.
               3. Vacancies - Any vacancy in the Board of Directors, however occurring, may be filled by the stockholders or, in the absence of stockholder action, by vote of a majority of the Directors then in office.
               4. Enlargement of the Board - The number constituting the Board of Directors may be increased and one or more additional Directors elected at any special meeting of the stockholders or by the Board of Directors by vote of a majority of the Directors then in office.
               5. Tenure - Except as otherwise provided by law, the Articles of Organization, or these By-laws, Directors shall hold office until the next Annual Meeting of the stockholders and thereafter until their successors are chosen and qualified. Any Director may resign by delivering his written resignation to the Corporation at its principal office or to the President, Clerk, or Treasurer. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
              6.  Removal - A Director  may be removed  from  office (a) with or without cause by vote of the holders of a majority of the shares of stock entitled to vote in the election of Directors, or (b) for cause by vote of a majority of the Directors then in office. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing removal.
              7.  Meetings - Regular  meetings of the Board of Directors  may be held without call or notice at such places and at such times as the Board of Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Directors may be held without a call or notice at the same place as the Annual Meeting of stockholders, or the Special Meeting held in lieu thereof, following such meeting of stockholders provided either that every Director is present at the meeting at which the Annual Meeting is fixed or any absent Director has received the minutes of such meeting. Special meetings of the Directors may be held upon the oral or written call therefor by the Chairman, President, Treasurer, or two or more Directors, designating the time, date, and place thereof.

               8. Notice of Special Meetings - Notice of the date, hour and place of all special meetings of the Board of Directors shall be given to each Director by the Secretary or an Assistant Secretary, or, if there be no Secretary or Assistant Secretary, by the Clerk or an Assistant Clerk, or, in case of the death, absence, incapacity, or refusal of such persons, by the officer or one of the Directors calling the meeting. Notice shall be given to each Director either in person or by telephone, or by telegram sent to the Director's business or home address at least twenty-four hours in advance of the meeting, or by written notice mailed to his business or home address at least forty-eight hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice, executed by the Director before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.
               9. Quorum - At any meeting of the Board of Directors, a majority of the Directors then in office shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. One or more Directors may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in a meeting pursuant to the foregoing sentence shall constitute presence in person at such meeting.
               10. Action at Meeting - At any meeting of the Board of Directors at which a quorum is present, a majority of those present may take any action on behalf of the Board of Directors except to the extent that a larger number is required by law, the Articles of Organization, or these By-laws.

               11. Action Without Meeting - Any action by the Board of Directors may be taken without a meeting if a written consent thereto is signed by all the Directors then in office and filed with the records of the meetings of the Board of Directors. Such consent shall be treated as a vote of the Board of Directors for all purposes.
               12. Committees - The Board of Directors may, by vote of a majority of the Directors then in office, elect from its number an Executive Committee or other committees and may by like vote delegate thereto some or all of its powers except those which by law, by the Articles of Organization, or by these By-laws it is prohibited from delegating. In no event shall the following powers be delegated by the Board of Directors to any committee established by it:
                  i.    The  power  to  change  the  principal   office  of  the
                        Corporation.

                  ii.   The power to amend these By-laws.
                  iii. The power to elect officers required by law, by the Articles of Organization, or by these By-laws to be elected by the stockholders or the Directors and the power to fill vacancies in any such offices.


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

                  iv. The power to change the number of members constituting the Board of Directors and the power to fill vacancies in the Board of Directors.
                  v. The power to remove officers from office or Directors from the Board of Directors.
                  vi. The power to authorize the payment of any dividend or distribution to stockholders.
                  vii. The power to authorize the reacquisition for value of stock of the Corporation.
                  viii. The power to authorize a merger of the Corporation.

Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but, unless otherwise provided by the Board of Directors or in such rules, its business (including the keeping of a record of its meetings) shall be conducted as nearly as may be in the same manner as is provided by these By-laws for the Board of Directors, including the ability to participate in meetings telephonically, and to act by written consent in lieu of a meeting as provided in Sections 9 and 11, respectively. Each such committee shall report its action to the Board of Directors, which shall have the power to rescind any action taken. However, in the case of the Executive Committee, no such rescission shall have retroactive effect.

                                   ARTICLE III

                                    Officers

               1. Enumeration - The officers of the Corporation shall be chosen by the Board of Directors and by the President as follows:
         (a) The officers chosen by the Board of Directors shall be a President, a Treasurer, and a Clerk, and may include a Chairman of the Board of Directors, a General Manager, a Secretary, a Controller, and one or more Assistant Clerks, Assistant Secretaries or Assistant Treasurers; and
         (b) The President may appoint such other officers with such titles and terms of office as the President may from time to time determine, including one or more Vice-Presidents and Assistant Secretaries and one or more officers (including Presidents and Vice-Presidents) of each division or divisional unit of the Corporation.
               2. Election - Officers to be chosen by the Board of Directors shall be elected at its first meeting following the Annual Meeting of stockholders. All other officers may be appointed by the President at such meeting or by written action delivered to the Clerk of the corporation at any other time and from time to time.
               3. Qualification - No officer need be a stockholder, and only the President and the Chairman of the Board, if one be elected, need be a Director. Any two or more offices may be held by the same person. The Clerk shall be a resident of Massachusetts, unless the Corporation has a Resident Agent appointed for the purpose of service of process. Any officer may be required by the Board of Directors to give bond for the faithful performance of his duties to the Corporation in such amount and with such sureties as the Board of Directors may determine.
               4. Tenure - Except as otherwise provided by law, by the Articles of Organization, or by these By-laws, the officers of the Corporation shall hold office until their successors are chosen and qualify, unless a different term is specified by the action of the Board of Directors or of the President, as the case may be, electing or appointing him or until his earlier death, resignation or removal. Any officer may resign by delivering his written resignation to the Corporation at its principal office or to the President or the Clerk. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
               5. Removal - Any officer elected or appointed by the Board of Directors or by the President may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so, except that any officer appointed by the President may also be removed at any time, with or without cause, by the President; provided that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors.
               6. Vacancies - Any vacancy occurring in the office of the President, Treasurer or Clerk of the Corporation, or such other offices to which the Board of Directors is entitled to elect individuals as prescribed in Section 1 above, however arising, may be filled by the Board of Directors, at its discretion; all other vacancies in all other offices, however arising, may be filled by the President, at his discretion.
               7. Chairman of the Board, President, and Vice Presidents - The Chairman of the Board, if chosen, otherwise the President shall preside at all meetings of the Board of Directors and of the stockholders. The Chairman, if chosen, otherwise the President shall be the chief executive officer of the Corporation, shall, subject to the direction of the Board of Directors, have general supervision and control of the business of the Corporation, and shall perform such other duties and have such other powers as may be designated from time to time by the Board of Directors. Each Vice President shall perform such duties and have such powers as may be designated from time to time by the Board of Directors.
               8. Treasurer and Assistant Treasurers - The Treasurer shall, subject to the direction of the Board of Directors, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account of the affairs of the Corporation. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation, except as the Board of Directors may otherwise provide. In addition, the Treasurer shall perform such other duties and have such other powers as may be designated from time to time by the Board of Directors. Each Assistant Treasurer shall perform such duties and have such powers as may be designated from time to time by the Board of Directors.


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

               9. Clerk and Assistant Clerks - The Clerk shall attend and keep a record of all the meetings of stockholders. In case a Secretary or an Assistant Secretary is not chosen, the Clerk shall attend and keep a record of all the meetings of the Board of Directors. In addition, the Clerk shall perform such other duties and have such other powers as may be designated from time to time by the Board of Directors. Each Assistant Clerk shall perform such duties and have such powers as may be designated from time to time by the Board of Directors. In the absence of the Clerk from any meeting of the stockholders, an Assistant Clerk, if one is chosen, otherwise a Temporary Clerk designated by the person presiding at the meeting, shall perform the duties of the Clerk at such meeting. Unless a Transfer Agent is appointed, the Clerk shall keep or cause to be kept, at the principal office of the Corporation in Massachusetts or at the Clerk's office if in Massachusetts, or if it is not located in Massachusetts, at the office of the Resident Agent, the stock and transfer records of the Corporation, in which are contained the names of all stockholders and the record address and the amount of stock held by each.
               10. Secretary and Assistant Secretaries - If a Secretary is chosen, it shall be the Secretary's duty to attend and keep a record of all the meetings of the Board of Directors. In addition, the Secretary shall perform such other duties and have such other powers as may be designated from time to time by the Board of Directors. Each Assistant Secretary shall perform such duties and have such powers as may be designated from time to time by the Board of Directors. In the absence of the Secretary, an Assistant Secretary, if one is chosen and present, or the Clerk if present, or an Assistant Clerk if one is chosen and present, otherwise a Temporary Secretary designated by the person presiding at a meeting of the Board of Directors shall perform the duties of the Secretary at such meeting.
               11. Other Officers - Each other officer, including a General Manager and a Controller, if any, that may be chosen by the Board of Directors or by the President as provided in this Article III, shall perform such duties and have such powers as may be designated from time to time by the Board of Directors, or the President, respectively, as set forth in this Article III.
               12. Other Powers and Duties - Each officer shall, subject to these By-laws, and in addition to the duties and powers specifically set forth in these By-laws, have such duties and powers as are customarily incident to his office. The exercise of any power which by law, by the Articles of Organization, or by these By-laws, or under any vote of the stockholders or the Board of Directors, may be exercised by an officer of the Corporation only in the event of absence of another officer or any other contingency, shall bind the Corporation in favor of anyone relying thereon in good faith, whether or not such absence or contingency existed.

                                   ARTICLE IV

                                  Capital Stock

               1. Shares Represented by Certificates and Uncertificated Shares - The Board of Directors may provide by resolution that some or all of any shares shall be uncertificated shares. Unless such a resolution is adopted, each stockholder shall be entitled to



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

a certificate of the capital stock of the Corporation stating the number, the class and the designation of the series, if any, of the shares held by him, in such form as may be prescribed from time to time by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer. Such signatures may be facsimile if the certificate is signed by a Transfer Agent or Registrar, other than a Director, officer, or employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed on any such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the time of its issue. Every certificate for shares of stock, which are subject to any restriction on transfer pursuant to the Articles of Organization, these By-laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate or shall set forth on its face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy of such restriction to the holder of such certificate upon written request and without charge. Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications, and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.
               2. Transfers - Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its Transfer Agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the Corporation or its Transfer Agent may reasonably require. Uncertificated shares of capital stock of the Corporation shall be transferred on the books of the Corporation upon the written assignment of the record holder of such uncertificated shares.
               3. Record Holder - Except as may be otherwise required by law, by the Articles of Organization, or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge, or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws. It shall be the duty of each stockholder to notify the Corporation of his latest post office address.
               4. Record Date - The Board of Directors may fix in advance a time of not more than sixty (60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such


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

meeting, and any adjournment thereof, or the right to receive such dividend or distribution, or the right to give such consent or dissent. In such case, only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date. Without fixing such record date, the Board of Directors may for all or any of such purposes close the transfer books for all or any part of such period. In the event no record date is fixed and the transfer books are not closed: (i) The record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given; and (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect thereto.
               5.  Replacement of  Certificates - In case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.
               6. Issue of Stock - Unless  otherwise voted by the  stockholders, the whole or any part of any unissued balance of the authorized capital stock of the Corporation, or the whole or any part of any capital stock of the Corporation held in its treasury, may be issued or disposed of by vote of the Board of Directors to such persons, in such manner, for such consideration (whether cash, tangible or intangible property, services or expenses, or for a debt or note, or as a stock dividend), and on such terms as the Board of Directors may determine from time to time, without first offering the same for subscription to stockholders of the Corporation.

                                    ARTICLE V

               Indemnification of Directors, Officers and Others

               The Corporation shall indemnify each person now or hereafter elected or appointed a Director, officer, employee or agent of the Corporation (including each person who serves at its request as a Director, officer, employee or agent of any other organization in which the Corporation has any interest as a stockholder, creditor, or otherwise, or who serves at its request in any capacity with respect to any employee benefit plan) against all expense reasonably incurred or paid by him in connection with the defense or disposition of any actual or threatened claim, action, suit, or proceeding (civil, criminal, or other, including appeals) in which he may be involved as a party or otherwise by reason of his having served in any such capacity, or by reason of any action or omission or alleged action or omission (including those antedating the adoption of these By-laws) by him while serving in any such capacity; except for expense incurred or paid by him with respect to: (i) any matter as to which he shall have been adjudicated in any proceeding not to have acted in the reasonable belief that his action was in the best interests of the Corporation, or (ii) any matter as to which he shall agree or be ordered by any court of competent jurisdiction to make payment to the Corporation, or (iii) any matter as to which the Corporation shall be prohibited by law or by order of any court of competent jurisdiction from indemnifying him. Such indemnification shall include payment by the

Corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall eventually be adjudicated to be not entitled to indemnification under these By-laws.
               No matter disposed of by settlement, compromise, or the entry of a consent decree, nor a judgment of conviction or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in the reasonable belief that the action taken or omitted was in the best interests of the Corporation. The term "expense" shall include, without limitation, settlements, attorneys' fees, costs, judgments, fines, penalties, and other liabilities. The right of indemnification herein provided for shall be severable, shall be in addition to any other right which any such person may have or obtain, shall continue as to any such person who has ceased to be such Director or officer and shall inure to the benefit of the heirs and personal representatives of any such person.

                                   ARTICLE VI

                            Miscellaneous Provisions

               1. Fiscal Year - Except as from time to time otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on June 30 in each year.
               2. Seal - If the Board of Directors determines to adopt a seal of the Corporation, such seal shall, subject to alteration by the Board of
Directors,   bear  its  name,  the  word   "Massachusetts,"   and  year  of  its
incorporation.
               3. Execution of Instruments - All deeds, leases, transfers, contracts, bonds, notes and other obligations authorized to be executed by an officer of the Corporation in its behalf shall be signed by the President or the Treasurer except as the Board of Directors may generally or in particular cases otherwise determine.
               4. Voting of Securities - Except as the Board of Directors may otherwise designate, the Chairman, President or Treasurer may waive notice of and act on behalf of the Corporation, or appoint any person or persons to act as proxy or attorney in fact for this Corporation (with or without discretionary power and/or power of substitution) at any meeting of stockholders or beneficial owners of any other corporation or organization, any of the securities of which may be held by this Corporation.
               5. Corporate Records - The original, or attested copies, of the Articles of Organization, By-laws, and records of all meetings of the Incorporators and stockholders and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in Massachusetts at the principal office of the Corporation or at an office of its Transfer Agent, Clerk, or Resident Agent. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times for the inspection of any stockholder for any proper purpose but not to secure a list of stockholders or other information for the purpose of selling said list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the Corporation.
               6. Power to Contract with the Corporation - In the absence of fraud, (a) no contract or other transaction between this Corporation and one or more of its stockholders, Directors, or officers, or between this Corporation and any other corporation or other organization in which one or more of this Corporation's stockholders, Directors, or officers are stockholders, directors, or officers, or are otherwise interested, and (b) no other contract or transaction by this Corporation in which one or more of its stockholders, Directors, or officers is otherwise interested, shall be in any way affected or invalidated even though the vote or action of the stockholders, Directors, or officers having such interests (even if adverse) may have been necessary to obligate this Corporation upon such contract or transaction; provided the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to at least a majority of the Directors then in office who are not so interested; and no stockholder, Director, or officer having such interest (even if adverse) shall be liable to this Corporation, or to any stockholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such stockholder, Director, or officer be accountable for gains or profits realized thereon, or disqualified from owning or continuing to own stock of this Corporation, or serving or continuing to serve as a director or officer thereof. Any stockholder, Director, or officer in any way interested in any contract or transaction described in the foregoing sentence shall be deemed to have satisfied any requirement for disclosure thereof to the Directors if he gives to at least a majority of the disinterested Directors then in office a general notice that he is or may be so interested.
               7. Evidence of Authority - A certificate by the Clerk, the Secretary, or an Assistant Clerk or Assistant Secretary as to any action taken by the stockholders, Directors, or any officer or representative of the Corporation shall, as to all who rely thereon in good faith, be conclusive evidence of such action.
               8. Ratification - Any action taken on behalf of the Corporation by a Director or any officer or representative of the Corporation which requires authorization by the stockholders or by the Board of Directors shall be deemed to have been duly authorized if subsequently ratified by the stockholders, if action by them was necessary for authorization, or by the Board of Directors, if action by it was necessary for authorization.
               9. Articles of Organization - All references in these By-laws to the Articles of Organization shall be deemed to refer to the Articles of Organization of the Corporation, as amended, and in effect from time to time.


                                   ARTICLE VII

                                   Amendments

               The power to make, amend, or repeal these By-laws, in whole or in part, shall be in both the stockholders and the Board of Directors. Such power may be exercised by the stockholders at any meeting of the stockholders by vote of a majority of the stock represented at such meeting and entitled to vote thereat, provided that the notice for such meeting indicated a change in the By-laws was to be considered (but it shall not be necessary that such notice contain the subject matter of the proposed by-law change, unless the same shall be required by law, the Articles of Organization, or these By-laws). Such power may be exercised by the Board of Directors by vote of a majority of the Directors then in office, provided that:
                (a) the Board of Directors may not make any new by-law or amend or repeal any provision of these By-laws which by law, the Articles of Organization, or these By-laws requires action by the stockholders;
                (b) the Board of Directors may not make any new by-law or amend or repeal any provision of these By-laws which alters the procedure for making, amending, or repealing these By-laws;
                (c) any new by-law or any amendment or repeal of any provision of these By-laws made or adopted by the Board of Directors may be amended or repealed by the stockholders; and
                (d) not later than the time of giving notice of the meeting of stockholders next following the making of any new by-law or the amending or repealing of any provision of these By-laws by the Board of Directors, notice thereof stating the substance of such new by-law or of such amendment or repeal shall be given to all stockholders entitled at the time of such notice to vote on amending these By-laws.




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


                                     BY-LAWS
                                       of
                         OPTICAL CORPORATION OF AMERICA

                                TABLE OF CONTENTS


ARTICLE I. Stockholders ................................................................................... (i)1

      1. Annual Meeting ................................................................................... (i)1
      2. Special Meetings ................................................................................. (i)2
      3. Place of Meetings ................................................................................ (i)2
      4. Notice of Meetings ............................................................................... (i)2
      5. Quorum ........................................................................................... (i)3
      6. Voting and Proxies ............................................................................... (i)3
      7. Action at Meeting ................................................................................ (i)4
      8. Action Without Meeting ........................................................................... (i)5

ARTICLE II. The Board of Directors ........................................................................ (i)5

      1. Powers ........................................................................................... (i)5
      2. Membership and Election .......................................................................... (i)6
      3. Vacancies ........................................................................................ (i)7
      4. Enlargement of the Board ......................................................................... (i)7
      5. Tenure ........................................................................................... (i)7
      6. Removal .......................................................................................... (i)7
      7. Meetings ......................................................................................... (i)8
      8. Notice of Special Meetings ....................................................................... (i)8
      9. Quorum ........................................................................................... (i)9
     10. Action at Meeting ................................................................................ (i)9
     11. Action Without Meeting ........................................................................... (i)9
     12. Committees .......................................................................................(i)10

               i.    The power to change the principal
                     office of the Corporation. ........................................................... (i)10
               ii.   The power to amend these By-laws. .................................................... (i)10
               iii.  The power to elect officers required
                     by law, by the Articles of
                     Organization, or by these By-laws to
                     be elected by the stockholders or the
                     Directors and the power to fill
                     vacancies in any such offices. ....................................................... (i)10
               iv.   The power to change the number of
                     members constituting the Board of


                                      -13-

                     Directors and the power to fill
                     vacancies in the Board of Directors. ................................................ (i)10
               v.    The power to remove officers from
                     office or Directors from the Board of
                     Directors. .......................................................................... (i)10
               vi.   The power to authorize the payment of
                     any dividend or distribution to
                     stockholders. ....................................................................... (i)10
               vii.  The power to authorize the
                     reacquisition for value of stock of
                     the Corporation. .................................................................... (i)10
               viii. The power to authorize a merger of
                     the Corporation. .................................................................... (i)10

ARTICLE III. Officers .................................................................................... (i)11

      1. Enumeration ..................................................................................... (i)11
      2. Election ........................................................................................ (i)11
      3. Qualification ................................................................................... (i)12
      4. Tenure .......................................................................................... (i)12
      5. Removal ......................................................................................... (i)13
      6. Vacancies ....................................................................................... (i)13
      7. Chairman of the Board, President, and Vice
         Presidents ...................................................................................... (i)13
      8. Treasurer and Assistant Treasurers .............................................................. (i)14
      9. Clerk and Assistant Clerks ...................................................................... (i)14
     10. Secretary and Assistant Secretaries ............................................................. (i)15
     11. Other Officers .................................................................................. (i)15
     12. Other Powers and Duties ......................................................................... (i)15

ARTICLE IV. Capital Stock ................................................................................ (i)16

      1. Shares Represented by Certificates and
         Uncertificated Shares ........................................................................... (i)16
      2. Transfers ....................................................................................... (i)17
      3. Record Holder ................................................................................... (i)18
      4. Record Date ..................................................................................... (i)18
      5. Replacement of Certificates ..................................................................... (i)19
      6. Issue of Stock .................................................................................. (i)19

ARTICLE V. Indemnification of Directors, Officers and
           Others ........................................................................................ (i)20

ARTICLE VI. Miscellaneous Provisions ..................................................................... (i)23

                                      -14-

      1. Fiscal Year ..................................................................................... (i)23
      2. Seal ............................................................................................ (i)23
      3. Execution of Instruments ........................................................................ (i)23
      4. Voting of Securities ............................................................................ (i)24
      5. Corporate Records ............................................................................... (i)24
      6. Power to Contract with the Corporation .......................................................... (i)25
      7. Evidence of Authority ........................................................................... (i)26
      8. Ratification .................................................................................... (i)26
      9. Articles of Organization ........................................................................ (i)26

ARTICLE VII. Amendments .................................................................................. (i)27

          (a) the Board of Directors may not make any new
              by-law or amend or repeal  any  provision of
              these  By-laws  which  by law,  the Articles of
              Organization, or these By-laws requires
              action by the stockholders; ................................................................ (i)27
          (b) the Board of Directors may not make any new
              by-law or amend or repeal any provision of
              these By-laws which alters the procedure
              for making, amending, or repealing these
              By-laws; ................................................................................... (i)27
          (c) any new by-law or any amendment or repeal
              of any provision of these By-laws made or
              adopted by the Board of Directors may be
              amended or repealed by the stockholders;
              and ........................................................................................ (i)27
          (d) not later than the time of giving notice of
              the meeting of  stockholders  next following
              the making of any new by-law or the
              amending or  repealing  of any  provision of
              these  By-laws  by the  Board  of  Directors,
              notice  thereof stating the substance of
              such new by-law or of such  amendment or
              repeal shall be given to all stockholders
              entitled at the time of such notice to vote



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